UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders of VSE Corporation (the “Company”) was held on May 21, 2024 (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement filed with the Securities and Exchange Commission on April 2, 2024. As of the record date of March 25, 2024, a total of 15,833,849 shares of common stock of the Company were issued and outstanding and entitled to vote. The holders of record of 14,322,699 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting. Such amount represented 90.45% of the shares entitled to vote at the Annual Meeting.

Proposal 1: Election of Directors

With respect to the election of eight directors to serve for a one-year term until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified, the final voting results were as follows:

Director	For	Withheld	Broker Non-Votes
Anita D. Britt	12,969,521	845,997	507,181
John A. Cuomo	13,777,281	38,237	507,181
Edward P. Dolanski	13,025,144	790,374	507,181
Ralph E. Eberhart	13,765,173	50,345	507,181
Mark E. Ferguson III	13,272,547	542,971	507,181
Lloyd E. Johnson	12,946,609	868,909	507,181
John E. Potter	12,988,559	826,959	507,181
Bonnie K. Wachtel	13,203,279	612,239	507,181

As a result, each of the eight director nominees was elected.

Proposal 2: Ratification of Grant Thornton LLP as Independent Registered Public Accountant

With respect to the vote on the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, the final voting results were as follows:

For	Against	Abstentions
14,317,408	4,610	681

As a result, the proposal to ratify Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved.

Proposal 3: Non-Binding Advisory Vote on the Company's Executive Compensation

With respect to the non-binding advisory vote to approve the Company’s Executive Compensation, the final voting results were as follows:

For	Against	Abstentions
11,501,157	2,302,570	11,791
As a result, the proposal to approve the Company's executive compensation on an advisory basis was approved.

Item 8.01 Other Events

On May 23, 2024, the Company issued a press release announcing that the Board of Directors declared a quarterly cash dividend of $0.10 per share to be paid on July 31, 2024 to stockholders of record as of July 17, 2024. The Board of Directors approved the dividend on May 21, 2024. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number

99.1 Press release dated May 23, 2024, entitled “VSE Corporation Declares Quarterly Cash Dividend”

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 24, 2024	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary